I, Michael Lobsinger, hereby certify:

1.	This annual report fully complies with the requirements of Section 13(a) and 15(d) of the Exchange Act; and
2.	The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

"Michael Lobsinger"
Michael Lobsinger Chief Executive Officer
Date:	May 15, 2003

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.